                                                           Exhibit (iii)
                                                           -------------



                   Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-62485 and No. 33-53736) of Pitney Bowes Credit Corporation of our report dated January 17, 1997 appearing on page 23 of this Form 10-K.





PRICE WATERHOUSE LLP




Stamford, Connecticut
March 28, 1997





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